UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2006

                           ICON Income Fund Nine, LLC
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-50217                 13-4183234
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
 Incorporation)                        File Number)          Identification No.)

                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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                    (Address of Principal Executive Offices)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 6, 2006, Paul B. Weiss and the ultimate parent (the "Parent Company") of ICON Capital Corp., the manager of the Registrant (the "Manager"), reached an agreement in principle whereby Mr. Weiss will sell his stockholder interest in the Parent Company to the Parent Company (the "Transaction"). In connection with the Transaction, Mr. Weiss will resign as President of the Manager effective as of the date of the consummation of the Transaction, but will continue to serve as a director of the Manager through the end of the current offering of shares by ICON Leasing Fund Eleven, LLC, an affiliate of the Registrant.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ICON INCOME FUND NINE, LLC
                                                    By:  ICON CAPITAL CORP.,
                                                         its Manager


Dated:  November 7, 2006                            By: /s/ Thomas W. Martin
                                                       -------------------------
                                                       Thomas W. Martin
                                                       Chief Operating Officer